MINFILE Number: 082FSW299 **Name:** RACHEL **Status:** Past Producer

Production Year	Tonnes Mined	Tonnes Milled	Commodity	Grams Recovered	Kilograms Recovered
1980	14	14	Silver	3,851	
			Gold	946	
			Lead		1,335

Summary Totals

MINFILE Number: 082FSW299 **Name:** RACHEL **Status:** Past Producer

	Metric	Imperial
Mined	14 tonnes	15 tons
Milled	14 tonnes	15 tons

Recovery:

	Metric	Imperial
Silver	3,851 grams	124 ounces
Gold	946 grams	30 ounces
Lead	1,335 kilograms	2,943 pounds

Comments:

1980 Kimberley Gold Mines.